EXHIBIT 10.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-80797, No. 33-90616, No. 333-06390, No.
333-06862, No. 333-07226 and No. 333-12732) of STMicroelectronics N.V. of our reports dated February 1, 2001 relating to the financial statements and financial statement schedule, which appear in this Form 20-F.





PRICEWATERHOUSECOOPERS N.V.
Amsterdam, The Netherlands
May 14, 2001